UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 8, 2011

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On June 8, 2011, Vornado Realty L.P. (the “Company”), the operating partnership through which Vornado Realty Trust (“Vornado”) conducts its business, renewed one of its two unsecured revolving credit facilities and increased the commitments under such facility to $1.25 billion from $1.0 billion (the “2011 Revolving Credit Facility”).  The 2011 Revolving Credit Facility matures in four years, has a one‑year extension option and bears interest at LIBOR plus 135 basis points, based on the Company’s current credit rating.

The Company plans to extend its second revolving credit facility of $1.595 billion (the “2007 Revolving Credit Facility”) which matures in September 2012.

The Company’s total revolving credit facilities are now $2.845 billion, of which $100 million is currently outstanding.

The lead arrangers and book-runners for the 2011 Revolving Credit Facility are JP Morgan Securities LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated.  JP Morgan Chase Bank, N.A. serves as Administrative Agent.  Bank of America, N.A. serves as Syndication Agent.  Citicorp North America, Inc.; Deutsche Bank Trust Company Americas; Wells Fargo Bank, National Association; Barclays Bank plc; The Goldman Sachs Group, Inc.; Morgan Stanley Senior Funding, Inc.; The Royal Bank of Scotland plc and UBS Securities LLC serve as Documentation Agents.

Under the terms of the 2011 Revolving Credit Facility, “Equity Value” may not be less than Three Billion Dollars ($3,000,000,000); “Total Outstanding Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value,” which is based on a 6.5% capitalization rate; the ratio of “Combined EBITDA” to “Fixed Charges,” each measured as of the most recently ended calendar quarter, may not be less than 1.40 to 1.00; the ratio of “Unencumbered Combined EBITDA” to “Unsecured Interest Expense,” each measured as of the most recently ended calendar quarter, may not be less than 1.50 to 1.00; at any time, “Unsecured Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value of Unencumbered Assets;” and the ratio of “Secured Indebtedness” to “Capitalization Value,” each measured as of the most recently ended calendar quarter, may not exceed fifty percent (50%). The 2011 Revolving Credit Facility also contains standard representations and warranties and other covenants.

Concurrent with the execution of the 2011 Revolving Credit Facility, certain changes were made to the terms of the 2007 Revolving Credit Facility to conform it to the 2011 Revolving Credit Facility.

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent the companies’ intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The companies’ future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions.  Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond tour ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in the Company’s and Vornado’s Annual Report on Form 10-K for the year ended December 31, 2010.  For these statements, the companies claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of they are made. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither the Company nor Vornado undertakes any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

Item 9.01.         Financial Statements and Exhibits.

 (d)       Exhibits.

99.1      Press Release, dated June 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: June 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: June 10, 2011

Exhibit Index

99.1     Press Release, dated June 9, 2011.